Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF JUNE 30, 2005

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited with the United States Securities Exchange Commission.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Aspen may from time-to-time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. Important events that could cause the actual results to differ include, but are not limited to: the impact of acts of terrorism and acts of war and related legislations; the possibility of greater frequency or severity of, or unanticipated losses from, natural or man made catastrophes, including losses developing from windstorms; the effectiveness of the Company's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, the loss of key personnel; a decline in the operating subsidiaries' ratings with Standard & Poor's, A.M. Best or Moody's; changes in general economic conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; decrease in demand for the Company's insurance or reinsurance products and cyclical downturn of the industry; and changes in governmental regulation or tax laws in the jurisdictions where the Company conducts business. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission on March 14, 2005. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

BASIS OF PREPARATION

Definitions and presentation

All financial information contained herein is unaudited except for information for the 12 months ended December 31, 2004.

Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (ROAE) (a non-GAAP financial measure): Annualized Operating Return on Average Equity is calculated using 1) operating income, as defined above and 2) excludes from average equity, the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the US dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance, (nor is it likely to be realized.) Therefore the Company believes that excluding this unrealized appreciation (depreciation) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

The Company presents ROAE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

See page 23 for a reconciliation of operating income to net income and page 18 for a reconciliation of average equity.

Diluted book value per share (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 23 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (are GAAP financial measures): Aspen Insurance Holdings Limited, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expense to net earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to net earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

INCOME STATEMENT

The following table summarizes the Company's financial performance for the three and six months ended June 30, 2005 compared to the three and six months ended June 30, 2004.

(in US$ millions)	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004
UNDERWRITING REVENUES
Gross premiums written	549.4	380.4	1,353.5	1,020.6
Premiums ceded	(62.8)	(16.8)	(234.5)	(147.6)
Net premiums written	486.6	363.6	1,119.0	873.0
Change in unearned premiums	(91.6)	(36.6)	(345.3)	(240.2)
Net premiums earned	395.0	327.0	773.7	632.8

UNDERWRITING EXPENSES
Losses and loss expenses	(195.9)	(139.4)	(403.3)	(263.5)
Acquisition expenses	(77.1)	(65.2)	(147.3)	(124.2)
General and administrative expenses	(29.7)	(26.1)	(59.1)	(44.2)
Total Underwriting Expenses	(302.7)	(230.7)	(609.7)	(431.9)
Underwriting Income	92.3	96.3	164.0	200.9

OTHER OPERATING REVENUE
Net investment income	27.1	14.9	52.6	26.9
Interest expense	(3.9)	(0.1)	(7.9)	(0.5)
Total other operating revenue	23.2	14.8	44.7	26.4
Other expense	(3.3)	0.0	(4.4)	0.0
OPERATING INCOME BEFORE TAX	112.2	111.1	204.3	227.3

OTHER
Net realized exchange gains (losses)	(3.5)	0.1	(4.8)	(0.7)
Net realized investment gains (losses)	0.9	(4.0)	0.0	(4.3)
INCOME BEFORE INCOME TAX	109.6	107.2	199.5	222.3
Income taxes	(25.8)	(26.3)	(45.6)	(56.4)

NET INCOME AFTER TAX	83.8	80.9	153.9	165.9
Dividends Paid	(10.4)	(2.1)	(20.8)	(4.2)
Retained Income	73.4	78.8	133.1	161.7
Components of Net Income (after tax)
Operating income	86.6	83.7	158.7	169.4
Net realized investment gains (losses)	0.7	(2.8)	0.0	(3.0)
Net realized exchange gains (losses)	(3.5)	0.0	(4.8)	(0.5)
NET INCOME AFTER TAX	83.8	80.9	153.9	165.9

PER SHARE DATA

(In US$ except for number of shares)	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004

Basic earnings per share
Net income	1.21	1.17	2.22	2.40
Operating income	1.25	1.21	2.29	2.45

Diluted earnings per share
Net income	1.16	1.13	2.13	2.31
Operating income	1.20	1.16	2.20	2.36

Weighted average ordinary shares outstanding	69,342,486	69,174,303	69,336,524	69,176,253

Weighted average ordinary shares outstanding and dilutive potential ordinary shares	72,176,578	71,929,628	72,160,822	71,916,678

Book value per share			23.07	20.92
Diluted book value (treasury stock method)			22.16	20.12

Ordinary shares outstanding at end of the period			69,329,931	69,174,303

Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			72,166,784	71,929,628

FINANCIAL RATIOS

(In US$ millions except for percentage figures)	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004

Average Equity	1,576	1,395	1,541	1,358
Return on average equity
Net income	5.3%	5.8%	10.0%	12.2%
Operating income	5.5%	6.0%	10.3%	12.5%

Annualized Return on Average Equity (1)
Net income	21.3%	23.2%	20.0%	24.4%
Operating income	22.0%	24.0%	20.6%	25.0%

Loss Ratio	49.6%	42.7%	52.1%	41.7%
Expense ratio	27.0%	27.9%	26.7%	26.6%
Combined ratio	76.6%	70.6%	78.8%	68.3%

Debt to total capital	13.4%	2.7%	13.4%	2.7%

See pages 18, 22 and 23 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

(1) Annualized return on average equity for the quarter is calculated as four times the return on average equity for the quarter; and for the period to date calculated as twice the return on average equity for the six months to June 30.

UNDERWRITING RESULTS BY OPERATING SEGMENT

As reported in the first quarter of 2005, management has revised the presentation of underwriting results into four segments to more accurately reflect the organizational structure of the business. A chart explaining the movement between segments is shown on page 12.

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, and combined ratios for each of our four business segments for the three and six months ended June 30, 2005 and 2004.

	Three Months Ended June 30, 2005					Three Months Ended June 30, 2004
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	193.8	128.6	95.0	132.0	549.4	195.2	74.1	23.2	87.9	380.4
Net premiums written	162.4	123.5	86.3	114.4	486.6	183.7	74.3	23.8	81.8	363.6
Gross premiums earned	169.6	127.7	72.5	88.5	458.3	167.4	87.9	31.8	87.0	374.1
Net premiums earned	136.9	123.1	59.6	75.4	395.0	132.7	86.2	31.3	76.8	327.0
Losses and loss expenses	(30.0)	(89.2)	(31.8)	(44.9)	(195.9)	(26.1)	(59.8)	(11.5)	(42.0)	(139.4)
Policy acquisition, operating and administration expenses	(43.0)	(29.7)	(14.5)	(19.6)	(106.8)	(46.4)	(19.0)	(6.9)	(19.0)	(91.3)
Underwriting profit before investment income	63.9	4.2	13.3	10.9	92.3	60.2	7.4	12.9	15.8	96.3
Net reserves for loss and loss adjustment expenses	228.7	533.6	123.6	345.3	1,231.2	133.7	236.9	90.8	231.4	692.8

Ratios
Loss ratio	21.9%	72.5%	53.4%	59.5%	49.6%	19.7%	69.4%	36.7%	54.7%	42.6%
Expense ratio	31.4%	24.1%	24.3%	26.0%	27.0%	34.9%	22.0%	22.1%	24.7%	27.9%
Combined ratio	53.3%	96.6%	77.7%	85.5%	76.6%	54.6%	91.4%	58.8%	79.4%	70.5%

	Six Months Ended June 30, 2005					Six Months Ended June 30, 2004
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	498.8	401.0	244.4	209.3	1,353.5	479.3	309.6	62.5	169.2	1,020.6
Net premiums written	347.4	383.5	222.9	165.2	1,119.0	373.9	301.3	61.5	136.3	873.0
Gross premiums earned	350.5	238.9	120.2	182.4	892.0	324.4	163.3	66.4	178.0	732.1
Net premiums earned	283.6	229.4	105.6	155.1	773.7	255.3	160.4	63.9	153.2	632.8
Losses and loss expenses	(91.3)	(165.6)	(53.0)	(93.4)	(403.3)	(43.3)	(109.7)	(26.0)	(84.5)	(263.5)
Policy acquisition, operating and administration expenses	(89.9)	(51.7)	(25.1)	(39.7)	(206.4)	(82.9)	(35.1)	(12.1)	(38.3)	(168.4)
Underwriting profit before investment income	102.4	12.1	27.5	22.0	164.0	129.1	15.6	25.8	30.4	200.9
Net reserves for loss and loss adjustment expenses	228.7	533.6	123.6	345.3	1,231.2	133.7	236.9	90.8	231.4	692.8

Ratios
Loss ratio	32.2%	72.2%	50.2%	60.2%	52.1%	17.0%	68.4%	40.7%	55.2%	41.7%
Expense ratio	31.7%	22.5%	23.8%	25.6%	26.7%	32.4%	21.9%	18.9%	25.0%	26.6%
Combined ratio	63.9%	94.7%	74.0%	85.8%	78.8%	49.4%	90.3%	59.6%	80.2%	68.3%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)

Gross premiums written	53.4	41.6	95.0	0.0	23.2	23.2
Net premiums written	44.6	41.7	86.3	0.0	23.8	23.8
Gross premiums earned	37.8	34.7	72.5	0.0	31.8	31.8
Net premiums earned	28.0	31.6	59.6	0.0	31.3	31.3
Losses and loss expenses	(25.0)	(6.8)	(31.8)	0.0	(11.5)	(11.5)
Policy acquisition, operating and administration expenses	(8.0)	(6.5)	(14.5)	0.0	(6.9)	(6.9)
Underwriting profit before investment income	(5.0)	18.3	13.3	0.0	12.9	12.9

Ratios
Loss ratio	89.3%	21.5%	53.4%	0.0%	36.7%	36.7%
Expense ratio	28.6%	20.6%	24.3%	0.0%	22.1%	22.1%
Combined ratio	117.9%	42.1%	77.7%	0.0%	58.8%	58.8%

	Six Months Ended June 30, 2005			Six Months Ended June 30, 2004
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)

Gross premiums written	163.2	81.2	244.4	0.0	62.5	62.5
Net premiums written	142.4	80.5	222.9	0.0	61.5	61.5
Gross premiums earned	60.6	59.6	120.2	0.0	66.4	66.4
Net premiums earned	46.9	58.7	105.6	0.0	63.9	63.9
Losses and loss expenses	(37.9)	(15.1)	(53.0)	0.0	(26.0)	(26.0)
Policy acquisition, operating and administration expenses	(13.3)	(11.8)	(25.1)	0.0	(12.1)	(12.1)
Underwriting profit before investment income	(4.3)	31.8	27.5	0.0	25.8	25.8

Ratios
Loss ratio	80.8%	25.7%	50.2%	0.0%	40.7%	40.7%
Expense ratio	28.4%	20.1%	23.8%	0.0%	18.9%	18.9%
Combined ratio	109.2%	45.8%	74.0%	0.0%	59.6%	59.6%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)

Gross premiums written	53.7	78.3	132.0	31.8	56.1	87.9
Net premiums written	42.5	71.9	114.4	31.0	50.8	81.8
Gross premiums earned	24.0	64.5	88.5	24.5	62.5	87.0
Net premiums earned	17.2	58.2	75.4	20.6	56.2	76.8
Losses and loss expenses	(11.6)	(33.3)	(44.9)	(8.2)	(33.8)	(42.0)
Policy acquisition, operating and administration expenses	(5.9)	(13.7)	(19.6)	(6.2)	(12.8)	(19.0)
Underwriting profit before investment income	(0.3)	11.2	10.9	6.2	9.6	15.8

Ratios
Loss ratio	67.4%	57.2%	59.5%	39.8%	60.1%	54.7%
Expense ratio	34.3%	23.6%	26.0%	30.1%	22.8%	24.7%
Combined ratio	101.7%	80.8%	85.5%	69.9%	82.9%	79.4%

	Six Months Ended June 30, 2005			Six Months Ended June 30, 2004
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)

Gross premiums written	77.7	131.6	209.3	55.7	113.5	169.2
Net premiums written	48.8	116.4	165.2	37.0	99.3	136.3
Gross premiums earned	51.8	130.6	182.4	45.6	132.4	178.0
Net premiums earned	38.4	116.7	155.1	34.9	118.3	153.2
Losses and loss expenses	(19.7)	(73.7)	(93.4)	(17.4)	(67.1)	(84.5)
Policy acquisition, operating and administration expenses	(12.3)	(27.4)	(39.7)	(10.3)	(28.0)	(38.3)
Underwriting profit before investment income	6.4	15.6	22.0	7.2	23.2	30.4

Ratios
Loss ratio	51.3%	63.1%	60.2%	49.9%	56.7%	55.2%
Expense ratio	32.0%	23.5%	25.6%	29.5%	23.7%	25.0%
Combined ratio	83.3%	86.6%	85.8%	79.4%	80.4%	80.2%

PREVIOUS SEGMENTAL SPLIT

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004
(in US$ millions)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross premiums written	364.0	185.4	549.4	292.5	87.9	380.4
Net premiums written	327.6	159.0	486.6	281.8	81.8	363.6
Gross premiums earned	332.0	126.3	458.3	287.1	87.0	374.1
Net premiums earned	291.6	103.4	395.0	250.2	76.8	327.0
Expenses:
Losses and loss expenses	(126.0)	(69.9)	(195.9)	(97.4)	(42.0)	(139.4)
Policy acquisition, operating and administrative expenses	(79.2)	(27.6)	(106.8)	(72.3)	(19.0)	(91.3)
Underwriting profit before investment income	86.4	5.9	92.3	80.5	15.8	96.3
Net reserves for loss and loss adjustment expenses	834.2	397.0	1,231.2	461.4	231.4	692.8

Ratios
Loss ratio	43.2%	67.6%	49.6%	38.9%	54.7%	42.6%
Expense ratio	27.2%	26.7%	27.0%	28.9%	24.7%	27.9%
Combined ratio	70.4%	94.3%	76.6%	67.8%	79.4%	70.5%

	Six Months Ended June 30, 2005			Six Months Ended June 30, 2004
(in US$ millions)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross premiums written	981.0	372.5	1,353.5	851.4	169.2	1,020.6
Net premiums written	811.4	307.6	1,119.0	736.7	136.3	873.0
Gross premiums earned	649.0	243.0	892.0	554.1	178.0	732.1
Net premiums earned	571.7	202.0	773.7	479.6	153.2	632.8
Expenses:
Losses and loss expenses	(272.0)	(131.3)	(403.3)	(179.0)	(84.5)	(263.5)
Policy acquisition, operating and administrative expenses	(153.4)	(53.0)	(206.4)	(130.1)	(38.3)	(168.4)
Underwriting profit before investment income	146.3	17.7	164.0	170.5	30.4	200.9
Net reserves for loss and loss adjustment expenses	834.2	397.0	1,231.2	461.4	231.4	692.8

Ratios
Loss ratio	47.6%	65.0%	52.1%	37.3%	55.2%	41.7%
Expense ratio	26.8%	26.2%	26.7%	27.1%	25.0%	26.6%
Combined ratio	74.4%	91.2%	78.8%	64.4%	80.2%	68.3%

CONSOLIDATED BALANCE SHEET

(in US$ millions)	As at June 30, 2005	As at December 31, 2004

ASSETS
Investments
Fixed Maturities	2,493.8	2,207.2
Short term investments	428.9	528.7
Total Investments	2,922.7	2,735.9

Cash and cash equivalents	385.1	284.9
Reinsurance Recoverables
Unpaid losses	239.9	197.7
Ceded unearned premiums	147.1	40.4
Receivables
Underwriting premiums	751.4	494.2
Other	44.3	39.2
Deferred policy acquisition costs	189.8	115.6
Derivative at fair value	20.4	23.6
Office properties and equipment	14.7	5.0
Intangible assets	8.2	6.6
Total Assets	4,723.6	3,943.1

LIABILITIES
Insurance Reserves
Losses and loss adjustment expenses	1,471.1	1,277.9
Unearned premiums	1,162.0	714.0
Total insurance reserves	2,633.1	1,991.9

Payables
Reinsurance premiums	104.6	54.2
Taxation	64.9	57.7
Accrued expenses and other payables	44.6	84.3
Liabilities under derivative contracts	19.4	24.2
Total Payables	233.5	220.4
Long term debt	249.3	249.3
Total Liabilities	3,115.9	2,461.6

SHAREHOLDERS' EQUITY
Ordinary shares	1,100.5	1,096.1
Retained earnings	500.6	367.5
Accumulated other comprehensive income, net of taxes	6.6	17.9
Total shareholders' equity	1,607.7	1,481.5
Total Liabilities and Shareholders' Equity	4,723.6	3,943.1

CONSOLIDATED CHANGE IN SHAREHOLDERS' EQUITY

(in US$ millions)	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004

Shareholders' Equity
Ordinary shares
Beginning of period	1,096.1	1,090.8
Shares issued:
New share issues	0.3	0.0
Share-based compensation	4.1	1.9
End of period	1,100.5	1,092.7

Retained earnings
Beginning of period	367.5	180.7
Net income for the period	153.9	165.9
Dividends paid	(20.8)	(4.2)
End of period	500.6	342.4

Cumulative foreign currency translation adjustments
Beginning of period	27.9	27.8
Change for the period	(12.0)	0.3
End of period	15.9	28.1

Gain / loss on derivatives:
Beginning of period	(2.2)	0.0
Change for the period	0.1	0.0
End of period	(2.1)	0.0

Unrealized gains (losses) on investments, net of taxes
Beginning of period	(7.8)	(0.6)
Change for the period	0.6	(9.1)
End of period	(7.2)	(9.7)

Total accumulated other comprehensive income	6.6	18.4
Total Shareholders' Equity	1,607.7	1,453.5

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004

Net income	153.9	165.9
Other comprehensive income, net of taxes
Change in unrealized losses on investments	0.6	(9.1)
Change in unrealized losses on derivatives	0.1	0.0
Change in unrealized gains on foreign currency translation	(12.0)	0.3
Other comprehensive income	(11.3)	(8.8)
Comprehensive income	142.6	157.1

SUMMARIZED CASH FLOW

(in US$ millions)	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004

Net cash from operating activities	378.7	437.3
Net cash from investing activities	(254.8)	(449.0)
Net cash from financing activities	(20.5)	(2.1)
Effect of exchange rate movements on cash and cash equivalents	(3.2)	0.7
Increase in cash and cash equivalents:	100.2	(13.1)
Cash at beginning of the period	284.9	230.8
Cash at end of the period	385.1	217.7

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The return on average equity for the three and six months ended June 30, 2005 and 2004 was:

	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Six Months Ended June 30, 2005	Six Months Ended June 30, 2004

Closing shareholders' equity	1,608	1,454	1,608	1,454
Average adjustment	(32)	(59)	(67)	(96)
Average equity (1)	1,576	1,395	1,541	1,358
Return on average equity from underwriting activity (2)	5.9%	6.9%	10.6%	14.8%
Return on average equity from investment and other activity (3)	1.3%	1.1%	2.6%	1.9%
Pre-tax operating income return on average equity, for period	7.1%	8.0%	13.3%	16.7%
Post tax return on average equity (4)	5.5%	6.0%	10.3%	12.5%

Ratios:
Combined ratio	76.6%	70.5%	78.8%	68.3%

See page 23 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1)	Average equity is calculated by taking the simple average of the closing shareholders' equity at latest month end and each previous month end in the period.

2)	Calculated by using underwriting income.

3)	Calculated by using total other operating revenue and other expense.

4)	Calculated by using operating income after tax.

INVESTMENT PORTFOLIO

Type of investment

(in US$ millions)	As at June 30, 2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities

US government and agencies	986.6	1.4	(6.4)	981.6
Corporate securities	676.9	1.9	(4.3)	674.5
Foreign government	340.5	4.6	(0.1)	345.0
Municipals	3.6	0.0	0.0	3.6
Asset backed securities	261.1	0.0	(2.5)	258.6
Mortgage backed securities	231.5	3.2	(4.2)	230.5
Total fixed maturities	2,500.2	11.1	(17.5)	2,493.8
Short - term investments	430.0	0.0	(1.1)	428.9
Total Investments	2,930.2	11.1	(18.6)	2,922.7

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Six Months Ended June 30, 2005	Twelve Months Ended December 31, 2004

Provision for losses and loss expenses at period start January 1, 2005 and 2004 respectively	1,277.9	525.8
Less reinsurance recoverable	(197.7)	(43.6)

Net loss and loss expenses at period start January 1, 2005 and 2004	1,080.2	482.2
Loss reserve portfolio transfer	23.6	0.0

Provision for losses and loss expenses for claims incurred:
Current year	427.3	785.6
Prior year	(24.0)	(62.0)
Total incurred	403.3	723.6

Losses and loss expense payments for claims incurred:	(234.9)	(164.6)

Foreign exchange	(41.0)	39.0

Net loss and loss expense reserves at June 30 / December 31	1,231.2	1,080.2
Plus reinsurance recoverables on unpaid loss at end of period	239.9	197.7
Gross loss and loss expense reserves at June 30 / December 31	1,471.1	1,277.9

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at June 30, 2005 and December 31, 2004

(in US$ millions)	As at June 30, 2005			As at December 31, 2004
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net

Property Reinsurance	371.5	(142.8)	228.7	341.2	(118.3)	222.9

Casualty Reinsurance	541.6	(8.0)	533.6	377.8	(4.6)	373.2

Specialty Insurance	66.6	(14.9)	51.7	18.3	(1.8)	16.5

Specialty Reinsurance	95.8	(23.9)	71.9	168.8	(27.4)	141.4

Property Insurance	73.2	(14.4)	58.8	77.3	(13.7)	63.6

Casualty Insurance	322.4	(35.9)	286.5	294.5	(31.9)	262.6

Total losses and loss expense reserve	1,471.1	(239.9)	1,231.2	1,277.9	(197.7)	1,080.2

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended June 30, 2005	Three Months Ended June 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004

Basic weighted average shares outstanding	69.342	69.174	69.337	69.176

Add: weighted average of employee options	1.478	1.387	1.478	1.387

Add: weighted average of options issued to Wellington Underwriting Plc	0.853	0.793	0.853	0.793

Add: weighted average of options issued to Appleby Trust (Bermuda) Limited	0.386	0.538	0.386	0.538

Add: weighted average of Restricted Share Units	0.118	0.038	0.119	0.023

Diluted weighted average shares outstanding	72.177	71.930	72.173	71.917

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company's ordinary shares at the average market price during the period of calculation.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table:

(in US$ millions)	Three Months Ended June 30, 2005		Three Months Ended June 30, 2004		Six Months Ended June 30, 2005		Six Months Ended June 30, 2004

Net income after tax		83.8		80.9		153.9		165.9
Add (deduct) after tax income:
Net realized (gains) losses on investments		(0.7)		2.8		0.0		3.0
Net exchange (gains) losses		3.5		0.0		4.8		0.5
Operating income		86.6		83.7		158.7		169.4
Tax on operating income		(25.6)		(27.4)		(45.6)		(57.9)
Operating income before tax		112.2		111.1		204.3		227.3

Weighted average common shares outstanding:
Basic		69.3		69.2		69.3		69.2
Diluted		72.2		71.9		72.2		71.9

Basic per share data:	$		$		$		$
Net income		1.21		1.17		2.22		2.40
Add (deduct) after tax income:
Net realized (gains) losses on investments		(0.01)		0.04		0.00		0.04
Net exchange (gains) losses		0.05		0.00		0.07		0.01
Operating income		1.25		1.21		2.29		2.45

Diluted per share data
Net income		1.16		1.13		2.13		2.31
Add (deduct) after tax income:
Net realized (gains) losses on investments		(0.01)		0.03		0.00		0.04
Net exchange (gains) losses		0.05		0.00		0.07		0.01
Operating income		1.20		1.16		2.20		2.36

Book value per share
Net Assets (excluding intangible assets)		1,599.5		1,447.0		1,599.5		1,447.0

Number of share in issue at the end of the period		69,329,931		69,174,303		69,329,931		69,174,303
Diluted number of share in issue at the end of the period		72,154,228		71,929,628		72,166,784		71,929,628

Book value per share		23.07		20.92		23.07		20.92
Diluted book value per share		22.17		20.12		22.16		20.12